     Neither this Warrant nor the shares of Common Stock issuable upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended, and this Warrant cannot be exercised, sold or transferred, and the shares of Common Stock issuable upon exercise of this Warrant cannot be sold or transferred, unless and until they are so registered or unless such registration is not then required under the circumstances of such exercise, sale or transfer.

No. W -1
Dated: ____________, 1997                       Warrant to Purchase an Aggregate
                                                of 471 Shares of Common Stock.

                          CLEARVIEW CINEMA GROUP, INC.

                                     WARRANT

                Exercisable at or before 5:00 P.M., June 1, 2006
                                (unless extended)

     This certifies that, for value received, MIDMARK CAPITAL, L.P., the registered holder hereof ("Holder"), is entitled, subject to the terms and conditions set forth herein, to purchase from CLEARVIEW CINEMA GROUP, INC., a Delaware corporation (the "Corporation"), at any time or from time to time during the period specified in Section 1 hereof, up to 471 shares of common stock, $.01 par value (the "Common Stock"), of the Corporation. The shares of Common Stock purchasable pursuant to this Warrant are collectively referred to herein as the "Warrant Shares." The Warrant Shares shall be purchasable initially at a price of $.01 per share (the "Exercise Price"). The Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment as provided in Sections 1(g) and 7 hereof. As used herein, the term "Warrant" shall include this Warrant and any warrants delivered in substitution or exchange herefor as provided herein.

     1. Term of Warrant; Exercise Period; Early Termination.

          (a) Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part (but not for fractional shares), during the period (the "Exercise Period") commencing on the earlier of (i) June 1, 2001 or (ii) the date of the first Liquidity Event (the "Commencement Date") and, unless extended by the Corporation, ending at 5:00 p.m., Eastern Time, on June 1, 2006, and shall be void thereafter. Exercise of this Warrant, in whole or in part, during the Exercise Period shall be done in accordance with the provisions of Section 2(a) hereof.

          (b) As used herein, a "Liquidity Event" shall mean any of the following:

               (i) a sale or other transfer of more than fifty percent (50%) of the outstanding shares of Common Stock in one transaction or a series of transactions to a single person or group (as defined for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) if, as a result of such transaction or transactions, such person or group becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of voting securities of the Corporation having more than fifty percent (50%) of the voting power of the outstanding voting securities of the Corporation;

               (ii) a merger or consolidation involving the Corporation, other than a merger or consolidation in which persons who, immediately prior to the closing of such transaction, were the holders of voting securities of the Corporation having more than fifty percent (50%) of the voting power of the outstanding voting securities of the Corporation hold, immediately after such transaction, voting securities of the surviving entity having more than fifty percent (50%) of the voting power of the outstanding voting securities of the surviving entity;

               (iii) a sale of all or substantially all of the assets of the Corporation; or

               (iv) a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

          (c) As used herein, a "Pricing Event" shall mean any of the following:

               (i) any Liquidity Event;

               (ii) the consummation of an initial public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act");

               (iii) the listing of shares of Common Stock on the New York Stock Exchange or the American Stock Exchange or with the National Association of Securities Dealers Automated Quotation System ("NASDAQ"); or

               (iv) the registration of the Common Stock as a class under
Section 12 of the Exchange Act.

          (d) As used herein, the "Fair Market Value" of a share of Common Stock shall equal:

               (i) in the case of a Pricing Event described in

Section 1(b)(i) hereof, the aggregate cash and the aggregate fair market value (as agreed upon by the Corporation and the Holder) of any other consideration paid by the relevant person or group, divided by the number of shares of Common Stock acquired by such person or group in such transaction or transactions;

               (ii) in the case of a Pricing Event described in Section 1(b)(ii) hereof, the aggregate cash and the aggregate fair market value (as agreed upon by the Corporation and the Holder) of any other consideration received by all holders of shares of Common Stock and warrants and options exercisable for and securities convertible into or exchangeable for shares of Common Stock as a result of such event, divided by the number of outstanding shares of Common Stock on a fully diluted basis, assuming the exercise of all warrants and options exercisable for, and the conversion or exchange of all securities convertible into or exchangeable for, shares of Common Stock;

               (iii) in the case of a Pricing Event described in Section 1(b)(iii) hereof, the aggregate cash and the aggregate fair market value (as agreed upon by the Corporation and the Holder) of any other consideration received by the Corporation, less all debts and other obligations of the Corporation and less all payments that would be made upon liquidation, dissolution or winding up to holders of securities that are entitled to preferential payment upon liquidation, dissolution or winding up (other than any such securities that are convertible into or exchangeable for shares of Common Stock), divided by the number of outstanding shares of Common Stock on a fully diluted basis, assuming the exercise of all warrants and options exercisable for, and the conversion or exchange of all securities convertible into or exchangeable for, shares of Common Stock;

               (iv) in the case of a Pricing Event described in Section l(b)(iv) hereof, the aggregate cash and the aggregate fair market value (as agreed upon by the Corporation and the Holder) of any other consideration received by the holders of the outstanding shares of Common Stock as a result of such event, divided by the number of outstanding shares of Common Stock; and

               (v) in the case of any Pricing Event described in Section 1(c)(ii), (iii) or (iv) hereof, the average of the daily Common Stock Market Prices for any period of 120 consecutive Trading Days commencing on or after the date of such Pricing Event; provided, that the Common Stock Market Price for each Trading Day during such period shall exceed the product of (x) 2.6667 and
(y) the then-current Conversion Price of the Company's Class A Convertible Preferred Stock, $.01 par value (as defined in and as adjusted pursuant to the Amended and Restated Certificate of Incorporation of the Corporation, as it may be subsequently amended); and, provided, further, that any Trading Day on which the Holder is prohibited from selling all its shares of Common Stock pursuant to any agreement between the Holder and the representative of the underwriters of the initial public offering described in Section 1(c)(ii), or pursuant to any similar agreement between the Holder and any underwriter entered into in connection with any other public offering of Common Stock, may not be a Testing Day (as defined below).

          (e) As used herein, "Common Stock Market Price" shall mean for any Trading Day (i) if the Common Stock is listed or admitted for trading on the New York Stock Exchange (or any successor to such exchange) or any other national or regional securities exchange, the last sale price, or the closing bid price if no sale occurred, of the Common Stock on the principal securities exchange on which the Common Stock is listed or traded, or (ii) if not listed or traded as described in clause (i), the last sale price of the Common Stock quoted on the National Market System of NASDAQ or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (iii) if not listed or traded as described in clause (i) or quoted as described in clause (ii), the mean between the high bid and the low asked quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the ten preceding Trading Days. If the Common Stock is quoted on a national securities or central market system in lieu of any market or quotation system described above, then the Common Stock Market Price shall be determined in the manner set forth in clause
(i) of the preceding sentence if actual transactions are reported and in the manner set forth in clause (iii) of the preceding sentence if bid and asked quotations are reported but actual transactions are not.

          (f) As used herein, "Trading Day" shall mean (i) any day on which the New York Stock Exchange (or any successor to such exchange) is open for the transaction of business, or (ii) if the Common Stock is not at such time listed or admitted for trading on the New York Stock Exchange (or any successor to such exchange), a day upon which the principal national or regional securities exchange on which the Common Stock is listed or admitted for trading is open for the transaction of business, or (iii) if not listed or admitted for trading as described in clause (i) or (ii), and if at such time the sale price of the Common Stock is quoted on the National Market System of NASDAQ or any similar system of automated dissemination of quotations of securities prices then in common use, any day for which such system provides quotations with respect to securities upon which it reports, or (iv) if not so listed or admitted for trading or quoted, and if at such time bid and asked quotations for the Common Stock are reported by the National Quotation Bureau Incorporated, any day for which the National Quotation Bureau Incorporated provides bid and asked quotations with respect to securities upon which it reports, or (v) if not so listed or admitted for trading or quoted, any business day.

          (g) Notwithstanding anything to the contrary contained herein, the number of Warrant Shares for which this Warrant shall be exercisable during the Exercise Period shall be subject to adjustment as provided in this Section 1(g). If, at any time after July 1, 1997, a Pricing Event shall occur and the Fair Market Value of the Common Stock on the date of such Pricing Event or any day thereafter (a "Testing Date") exceeds the product of (i) 2.6667 and (ii) the then-current Conversion Price, then the number of Warrant Shares for which this Warrant is exercisable shall be reduced in accordance with the formula set forth below. On each Testing Date, the number of Warrant Shares for which this Warrant is then exercisable shall be reduced to a number determined by multiplying the original number of Warrant Shares for which this Warrant was exercisable, as adjusted in accordance with Section 7 hereof, by a percentage determined in accordance with the following chart (or as determined by straight line interpolation between the two closest percentages set forth in such chart):

                   Fair Market Value      New % of Warrant Shares
               -------------------------  -----------------------
               2.6667 x Conversion Price           100%
               3.0000 x Conversion Price            75%
               3.3333 x Conversion Price            50%
               3.6667 x Conversion Price            25%
               4.0000 x Conversion Price             0%

For example, if (i) the original number of Warrant Shares for which this Warrant was exercisable is 471, (ii) there has been no adjustment pursuant to Section 7 hereof, (iii) a Pricing Event has occurred, and (iv) the Fair Market Value on a Testing Date equals the product of 3.8000 and the then-current Conversion Price, the number of Warrant Shares for which this Warrant is exercisable as of such Testing Date shall equal the product of (x) 471 and (y) .25 and (z) a fraction, the numerator of which is 4.0000 minus 3.8000 and the denominator of which is
4.0000 minus 3.6667. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares shall only be subject to reduction in accordance with the formula set forth above and if on any Testing Date the use of such formula would result in an increase in the number of Warrant Shares, then, on such date, such formula shall not be applied and such number shall remain unchanged. If, at any time after a Pricing Event, the number of Warrant Shares for which this Warrant is then exercisable shall have been reduced to zero in accordance with this Section 1(g), then, regardless of whether the Commencement Date has occurred, this Warrant shall be deemed automatically terminated and shall no longer be exercisable on or after the date of such event.

     2. Exercise of Warrant.

          (a) This Warrant may be exercised by the Holder, in whole or in part, at any time during the Exercise Period by mailing or otherwise delivering this Warrant, together with an

Exercise Notice in the form attached hereto as Annex A duly executed by the Holder or the Holder's duly authorized attorney or representative and payment of the aggregate Exercise Price for the Warrant Shares to be purchased, to the address of the Corporation designated pursuant to Section 9 hereof. Following receipt of notice of any contemplated Liquidity Event pursuant to Section 8 hereof, the Holder may, at any time prior to such Liquidity Event, deliver this Warrant, together with a duly executed Exercise Notice and payment of the aggregate Exercise Price for the Warrant Shares to be purchased, to the Corporation for exercise effective upon the consummation of such Liquidity Event. Any such attempted exercise shall be effective only as to those Warrant Shares that, pursuant to Section 1(g) hereof, remain available following such Liquidity Event; any excess payment by the Holder shall be promptly returned by the Corporation to the Holder.

          (b) Payment for the Warrant Shares to be purchased shall be made (i) in cash or by check, (ii) by cancellation by the Holder of indebtedness of the Corporation to the Holder or (iii) by a combination of (i) and (ii).

          (c) In the event that this Warrant is exercised for less than all of the Warrant Shares purchasable hereunder at the time of such exercise, the Corporation shall, upon surrender of this Warrant to the Corporation, execute and deliver a new Warrant of like tenor and exercisable for the balance of the Warrant Shares for which this Warrant may then be exercised.

          (d) This Warrant shall be deemed to have been exercised immediately following the close of business on the date of its delivery to the Corporation except as provided above, and the Holder shall be treated for all purposes as the holder of record of the Warrant Shares issuable upon such exercise as of the close of business on such date except as provided above.

     3. Replacement of Warrant. On receipt of evidence of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, upon delivery of indemnity and/ or security reasonably satisfactory to the Corporation or, in the case of mutilation, following the surrender and cancellation of this Warrant, the Corporation shall execute and deliver a new Warrant of like tenor in substitution herefor.

     4. No Rights as Stockholder. Nothing contained in this Warrant shall be construed to confer upon the Holder of this Warrant, in its capacity as such, any right to vote for the election of directors or upon any other matter submitted to the stockholders of the Corporation at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings, or to receive dividends or subscription rights, or any other rights or privileges of a stockholder of the Corporation, until this Warrant shall have been exercised as provided herein.

     5. Transfer of Warrant.

          (a) Restrictions on Transferability of Warrant. Neither this Warrant nor any rights of the Holder hereof, in its capacity as such, may be transferred or assigned, in whole or in part, except with the prior consent of the Corporation. Notwithstanding anything to the contrary contained herein, this Warrant, together with all rights of the Holder hereof, in its capacity as such, may be transferred or assigned, without the consent of the Corporation, to any
(i) affiliate of the Holder, (ii) successor of the Holder pursuant to a merger, consolidation or sale of substantially all of the Holder's assets, or (iii) partner of the Holder or of MidMark Equity Partners, L.P. For the purposes of the immediately preceding sentence the term "affiliate" shall have the meaning set forth in Rule 405 under the Securities Act.

          (b) Exchange of Warrant Upon Transfer. In order for this Warrant to be presented for transfer in accordance with the terms hereof, it shall be surrendered by the Holder at the office of the Corporation designated pursuant to Section 9 hereof, accompanied by an assignment in form and substance reasonably satisfactory to the Corporation, duly executed by the Holder or the Holder's duly authorized attorney or representative. Upon due surrender of this Warrant for transfer, the Corporation shall issue a new Warrant or Warrants to the Holder's transferee or transferees (if transferred in whole) or to the Holder and the Holder's transferee or transferees (if transferred in part), as appropriate, for the aggregate number of Warrant Shares then issuable upon exercise hereof.

          (c) Warrant Register. The Corporation shall maintain a register (the "Warrant Register") containing the names and addresses of the Holder and the holders of the other Warrants issued by the Corporation. The Holder of this Warrant may change its address as shown on the Warrant Register by notice to the Corporation requesting such change. Until a Warrant is transferred on the Warrant Register, the Corporation shall be entitled to treat the registered holder as shown on the Warrant Register as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary, and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person.

     6. Reservation of Stock. The Corporation covenants that until the expiration or termination of this Warrant, the Corporation shall keep reserved from its authorized and unissued shares of Common Stock a sufficient number of such shares to provide for the issuance of all Warrant Shares issuable upon exercise of this Warrant, as such number may vary from time to time. The Corporation further covenants that all shares of Common Stock issued upon exercise of this Warrant and payment of the aggregate Exercise Price therefor in accordance with the terms hereof will, when so issued, be duly authorized, validly issued and fully paid and non-assessable.

     7. Adjustments. The Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 7.

          (a) Subdivision or Combination of Stock. In case the Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares by way of stock split, stock dividend or similar event, the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased. Conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares by way of reverse stock split or similar event, the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately reduced.

          (b) Reorganization, Reclassification, Consolidation, Mercer or Sale. If any capital reorganization or reclassification of the capital stock of the Corporation, any consolidation or merger of the Corporation with another entity, or any sale of all or substantially all of the Corporation's assets to another entity is to be effected in such a way that the holders of the Common Stock shall be entitled to receive stock, securities or other assets with respect to or in exchange for their shares of Common Stock, then, as a condition of any such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made so that the Holder shall thereafter have the right to purchase and receive upon the basis and subject to the terms and conditions set forth herein and in lieu of the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the right represented hereby, such quantity of stock, securities or other assets as would have been issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the right represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place but had the Exercise Period commenced. In any such case, appropriate provision shall be made with respect to this Warrant to the end that the provisions hereof (including without limitation the provisions for adjustments of the Exercise Price and of the number of shares of Common Stock purchasable and receivable upon exercise of this Warrant) shall thereafter be applicable, as nearly as may be possible, in relation to any stock, securities or other assets thereafter deliverable upon the exercise hereof. The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the surviving entity (if other than the Corporation) resulting from such consolidation or merger or the entity purchasing such assets shall assume by written instrument, executed and mailed or delivered to the Holder at its address as shown on the Warrant Register, the obligation to deliver to the

Holder such stock, securities or other assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

          (c) Change in Par Value. If, at any time, the Company takes any action an effect of which is to change the par value of the Common Stock, then the Exercise Price shall be automatically adjusted at the time of such event to be equal to the new par value of the Common Stock. If, at any time, the Company takes any action an effect of which is to change the par value of the Common Stock to no par value, then the Exercise Price from and after such event shall be no less than the stated value of the Common Stock, if any, after such event and if there is no stated value shall remain unchanged.

          (d) Notice of Adjustment. Upon any adjustment of the Exercise Price and/or the number of Warrant Shares pursuant to this Section 7, then and in each such case the Corporation shall give notice thereof, by first class mail, postage prepaid, addressed to the Holder at its address as shown on the Warrant Register. The notice shall state the Exercise Price and/or the number of Warrant Shares resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          (e) No Change of Warrant. The form of this Warrant need not be changed because of any adjustment in the number and kind of Warrant Shares purchasable hereunder pursuant to this Section 7. Any Warrant issued after any such adjustment upon any partial exercise or upon replacement or transfer may continue to express the same terms as are stated in this Warrant as initially issued, and the number and kind of Warrant Shares purchasable hereunder shall be considered to have been changed as of the close of business on the date or dates of adjustment as provided herein.

     8. Notice of Corporate Events. In the event the Corporation shall propose to:

          (a) issue after the Commencement Date to the holders of the outstanding shares of Common Stock any options, warrants or other rights to subscribe for or purchase any shares of capital stock of any class or any other securities of the Corporation, or

          (b) effect a merger or consolidation of the Corporation with or into another entity, or

          (c) undertake any Liquidity Event;

then, in each such case, the Corporation shall give the Holder notice thereof at least 60 days prior to the earlier of (i) the record date for determining the stockholders entitled to receive such dividend, distribution or right or to vote upon such merger or consolidation, or (ii) the contemplated effective date of the Liquidity Event.

     9. Notices. All notices, consents or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if: (a) hand delivered (in which case such communication shall be effective upon delivery); (b) telecopied; provided, that in such case a copy of such communication shall be concurrently sent by registered or certified mail, return receipt requested, postage prepaid (in which case such communication shall be effective two days following its dispatch); (c) delivered by Express Mail, Federal Express or other nationally recognized overnight courier service (in which case such communication shall be effective one business day following its dispatch); or (d) delivered or mailed by registered or certified mail, return receipt requested, postage prepaid (in which case such communication shall be effective three days following its dispatch), to the parties at the following addresses and/or telecopier numbers, or to such other address or number as a party shall specify by notice to the others in accordance with this Section 9.

          If to the Holder:

               MidMark Capital, L.P.
               466 Southern Blvd.
               Chatham, New Jersey 07928
               Fax: 201-822-8911

               with a copy to:

               David F. Broderick, Esq.
               McCarter & English
               Four Gateway Center
               100 Mulberry Street
               Newark, New Jersey 07101
               Fax: 201-624-7070

          If to the Corporation:

               Clearview Cinema Group, Inc.
               7 Waverly Place
               Madison, New Jersey 07940
               Attention:  A. Dale Mayo, President
               Fax: 201-377-4303

               with a copy to:

               Warren H. Colodner, Esq.
               Kirkpatrick & Lockhart LLP
               1251 Avenue of the Americas
               45th Floor
               New York, New York 10020
               Fax: 212-536-3901

     10. Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to any principles of conflicts of laws.

     11. Registration Rights Agreement. All shares of Common Stock or other securities issuable upon exercise of this Warrant shall be subject to all of the provisions of and shall be entitled to the benefits of the Registration Rights Agreement dated as of May 23, 1997, by and among the Corporation and the stockholders of the Corporation as of such date (the "Registration Rights Agreement"). Upon such exercise, the holder of the Common Stock or other securities issuable hereunder shall become a "Stockholder" under such agreement, as the Registration Rights Agreement may have been modified, supplemented or amended prior to the date of such exercise. The provisions of this Section 11 shall not apply if the Registration Rights Agreement has been terminated, either by agreement of the parties thereto or by its own terms, prior to the date of such exercise.

     IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officer on the date first above written.

                                        CLEARVIEW CINEMA GROUP, INC.

                                        By: _______________________________
                                                 A. Dale Mayo
                                                 President

                                                                         Annex A

                                 EXERCISE NOTICE

     The undersigned hereby elects to exercise the right to purchase:

          (i) __________ shares of Common Stock, $.01 par value, of Clearview Cinema Group, Inc., covered by this Warrant in accordance with the terms and conditions hereof

The undersigned herewith makes payment of the aggregate Exercise Price of such shares in full in the following manner:

          ( ) Cash in the amount of $__________,

          ( ) Check, bank draft or money order payable to the order of "Clearview Cinema Group, Inc." in the amount of $__________, and/or

          ( ) Discharge of Indebtedness in principal amount of $__________, due to the Holder pursuant to _______________________.

Dated: _________________
                                        ___________________________________
                                        Holder

                                        By: _______________________________
                                            Name:
                                            Title:

                                        ___________________________________
                                        Social Security Number or
                                        Taxpayer's Identification
                                        Number of Holder